UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 14, 2007
NACCO Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9172	34-1505819

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive Cleveland, Ohio		44124-4017

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (440) 449-9600

N/A

(Former name or former address, if changed since last report.)
          Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-10.1 The Retirement Benefit Plan For Alfred M. Rankin, Jr.
EX-10.2 The NACCO Industries, Inc. Unfunded Benefit Plan
EX-10.3 The Hamilton Beach Brands, Inc. Unfunded Benefit Plan
EX-10.4 The NACCO Materials Handling Group, Inc. Unfunded Benefit Plan
EX-10.5 The Kitchen Collection, Inc. Deferred Compensation Plan For Management Employees
EX-10.6 The North American Coal Corporation Deferred Compensation Plan For Management Employees
EX-10.7 The NACCO Industries, Inc. Excess Retirement Plan
EX-10.8 The Hamilton Beach Brands, Inc. Excess Retirement Plan
EX-10.9 The NACCO Materials Handling Group, Inc. Excess Retirement Plan
EX-10.10 The Kitchen Collection, LLC Excess Retirement Plan
EX-10.11 The North American Coal Corporation Excess Retirement Plan
EX-10.12 The North American Coal Corporation Supplemental Retirement Benefit Plan
EX-10.13 The Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan For The Period From January 1, 2003 Through December 31, 2007
EX-10.14 The NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan For The Period From January 1, 2000 Through December 31, 2007
EX-10.15 The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan For The Period From January 1, 2003 Through December 31, 2007
EX-10.16 The North American Coal Corporation Value Appreciation Plan For Years 2000 to 2009
EX-10.17 The North American Coal Corporation Value Appreciation Plan For Years 2006 to 2015

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Changes to Excess Retirement Plans
     On December 14, 2007, the Compensation Committees of the Board of Directors of NACCO Industries, Inc. (“NACCO”) or its subsidiaries, as applicable, adopted amendments and restatements of the following plans (referred to as the “Current Excess Retirement Plans”):
•	The NACCO Compensation Committee adopted (i) the Retirement Benefit Plan for Alfred M. Rankin, Jr. (As Amended and Restated as of December 1, 2007) and (ii) the NACCO Industries, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007).

•	The Compensation Committee of Hamilton Beach Brands, Inc. (“HBB”), a wholly-owned subsidiary of NACCO, adopted the Hamilton Beach Brands, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007).

•	The Compensation Committee of NACCO Materials Handling Group, Inc. (“NMHG”), a wholly-owned subsidiary of NACCO, adopted the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007).

•	The Compensation Committee of The Kitchen Collection, Inc. (“KCI”), a wholly-owned subsidiary of NACCO, adopted The Kitchen Collection, Inc. Deferred Compensation Plan for Management Employees (As Amended and Restated Effective as of December 1, 2007).

•	The Compensation Committee of The North American Coal Corporation (“NA Coal”), a wholly-owned subsidiary of NACCO, adopted The North American Coal Corporation Deferred Compensation Plan for Management Employees (As Amended and Restated as of December 1, 2007).
     HBB, NMHG, NA Coal, KCI (collectively, the “Subsidiaries”) and NACCO have determined that it is in the best interests of each respective company to change the structure of its deferred compensation plans. As such, the amendments to the Current Excess Retirement Plans freeze all benefits as of December 31, 2007. In addition to making other substantive, administrative and technical changes, the amendments also make the following changes:
•	For NACCO, HBB and NA Coal, the account balances of all participants (other than the four current and one potential named executive officers of the NACCO controlled group (the “NEOs”)) will be paid during the period from January 1, 2008 through April 30, 2008.

•	NMHG will pay out the account balances for all active participants (other than the NEOs) during the period from January 1, 2008 through April 30, 2008 and pay out the account balances for all terminated participants during the first quarter of 2009.

•	KCI will pay out the account balances for all participants other than the President of KCI and one-half of the account balance of the President of KCI during the period from January 1, 2008 through April 30, 2008 and pay out the remainder during the first quarter of 2009.

•	The benefits of the NEOs under the Current Excess Retirement Plans will be paid as follows:

•	The frozen account balances will be paid in a single lump sum payment at the earlier of a change in control occurring on or after January 1, 2008 (as defined in Section 409A of the Internal Revenue Code and the plan documents) or a termination of employment, subject to any delay required under Section 409A of the Internal Revenue Code.

•	The frozen account balances of the designated NEOs will continue to be credited with interest at the rate(s) described in the plans.

•	The interest that is credited to the frozen accounts of the NEOs each year will be paid out, in annual lump sum payments, no later than March 15th of the following year. To partially compensate the employees for the immediate taxation of the payments and the loss of future deferral opportunity, the interest payment amounts will be increased by 15%.
     On December 14, 2007, the Compensation Committees of NACCO and the Subsidiaries also adopted successor plans (referred to as the “New Excess Retirement Plans”):
•	The NACCO Compensation Committee adopted the NACCO Industries, Inc. Excess Retirement Plan (Effective January 1, 2008).

•	The HBB Compensation Committee adopted the Hamilton Beach Brands, Inc. Excess Retirement Plan (Effective January 1, 2008).

•	The NMHG Compensation Committee adopted the NACCO Materials Handling Group, Inc. Excess Retirement Plan (Effective January 1, 2008).

•	The KCI Compensation Committee adopted The Kitchen Collection, LLC Excess Retirement Plan (Effective January 1, 2008).

•	The NA Coal Compensation Committee adopted The North American Coal Corporation Excess Retirement Plan (Effective January 1, 2008).
     The New Excess Retirement Plans provide the employees with the same excess retirement benefits that had been provided under the Current Excess Retirement Plans. In general, these benefits are the defined contribution retirement benefits that the employees would have received under the qualified defined contribution retirement plans sponsored by NACCO and the Subsidiaries if such plans did not contain various Internal Revenue Code limitations on the benefits that are provided to highly compensated employees. For example, excess 401(k) benefits, excess matching benefits and excess profit sharing benefits.
     The main differences between the Current Excess Retirement Plans and the New Excess Retirement Plans are:
•	Instead of allowing the participants to elect a time and form of payment of these benefits, the plans will automatically pay out all benefits that are accrued each in a single lump sum no later than March 15th of the following year (in order to take advantage of an exception to Section 409A of the Internal Revenue Code).

•	To partially compensate the employees for the immediate taxation of the payments and the loss of future deferral opportunity, payments of the excess matching or similar benefits, excess profit sharing benefits and the matched portion of the excess 401(k) benefits will be increased by 15%.
     Also on December 14, 2007, the NACCO Benefits Committee approved, and NA Coal adopted, an amendment and restatement of The North American Coal Corporation Supplemental Retirement Benefit Plan (As Amended and Restated as of January 1, 2008) (the “SERP”). In addition to making other substantive, administrative and technical changes, the amendment to the SERP made the following changes:
•	It brought the plan into compliance with the requirements of final regulations issued under Section 409A of the Internal Revenue Code; and

•	It added certain “cost-of-living” increases to the frozen pension benefits of certain employees that were previously provided under the qualified pension plan but that could no longer be provided under the qualified plan effective January 1, 2008 as a result of Internal Revenue Code non-discrimination requirements.
Changes to Subsidiary Long-Term Incentive Compensation Arrangements
     Also on December 14, 2007, the Compensation Committees of HBB, NMHG and KCI adopted amendments and restatements of the following plans (referred to as the “LTIPs”):
•	The HBB Compensation Committee authorized the merger of the Hamilton Beach Brands, Inc. Senior Executive Long-Term Incentive Compensation Plan into the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan and adopted the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan For the Period From January 1, 2003 through December 31, 2007 (As Amended and Restated as of December 1, 2007).

•	The NMHG Compensation Committee authorized the merger of the NACCO Materials Handling Group, Inc. Senior Executive Long-Term Incentive Compensation Plan into the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan and adopted the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan For The Period From January 1, 2000 Through December 31, 2007 (As Amended and Restated as of December 1, 2007).

•	The KCI Compensation Committee adopted The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan For The Period From January 1, 2003 Through December 31, 2007 (As Amended and Restated Effective as of December 1, 2007).
     HBB, NMHG and KCI have determined that it is in the best interests of each respective company to change the structure of its LTIP. As such, the amendments to the LTIPs freeze all benefits as of December 31, 2007. In addition to making other substantive, administrative and technical changes, the amendments also make the following changes:
•	All deferral elections under the LTIPs are eliminated.

•	LTIP awards with pre-2006 grant dates for all participants (other than the NEO at HBB) will be paid during the period from January 1, 2008 through March 31, 2008 using the December 31, 2007 book value of the applicable subsidiary.

•	The LTIP awards with grant dates of January 1, 2006, January 1, 2007 and January 1, 2008 will be converted to cash sub-account balances using the December 31, 2007 book value of the applicable subsidiary. These sub-accounts will be credited with interest at the rate(s) described in the plans.

•	The payment dates for the January 1, 2006, January 1, 2007 and January 1, 2008 LTIP awards are being changed. All awards will continue to be paid at the earliest of death, disability, retirement or the specified maturity date. For all participants other than the NEO at HBB, the specified maturity date has been changed from the 5th anniversary of the grant date to the 3rd anniversary of the grant date. For the NEO at HBB, the specified maturity dates remain as the 5th anniversary of the grant date. In addition, all awards will also be paid in the event of a change in control occurring on or after January 1, 2008 (as defined in Section 409A of the Internal Revenue Code and the plan documents).
     On December 14, 2007, the NA Coal Compensation Committee also adopted (i) The North American Coal Corporation Value Appreciation Plan For Years 2000 to 2009 (As Amended and Restated Effective as of December 1, 2007) (“VAP II”) and (ii) The North American Coal Corporation Value Appreciation Plan For Years 2006 to 2015 (As Amended and Restated Effective January 1, 2008) (“VAP III”).
     In addition to making other substantive, administrative and technical changes, the amendments also make the following changes:
•	VAP II is terminated effective December 31, 2007 and all VAP II account balances will be paid out during the period from January 1, 2008 through April 30, 2008.

•	VAP III is amended to (i) include technical changes required to comply with final Section 409A of the Internal Revenue Code regulations relating to the timing of payments and (ii) provide for immediate vesting and payment in the event of a change in control.
     The New Excess Retirement Plans and the restatements of the Current Excess Retirement Plans, the SERP, the LTIPs, VAP II and VAP III are attached to this Current Report on Form 8-K as Exhibits 10.1 through 10.17 and are hereby incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of the documents, which are attached hereto as exhibits.

Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit No.	Exhibit Description

10.1	The Retirement Benefit Plan For Alfred M. Rankin, Jr. (As Amended and Restated as of December 1, 2007)

10.2	The NACCO Industries, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007)

10.3	The Hamilton Beach Brands, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007)

10.4	The NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007)

10.5	The Kitchen Collection, Inc. Deferred Compensation Plan For Management Employees (As Amended and Restated Effective as of December 1, 2007)

10.6	The North American Coal Corporation Deferred Compensation Plan For Management Employees (As Amended and Restated as of December 1, 2007)

10.7	The NACCO Industries, Inc. Excess Retirement Plan (Effective January 1, 2008)

10.8	The Hamilton Beach Brands, Inc. Excess Retirement Plan (Effective January 1, 2008)

10.9	The NACCO Materials Handling Group, Inc. Excess Retirement Plan (Effective January 1, 2008)

10.10	The Kitchen Collection, LLC Excess Retirement Plan (Effective January 1, 2008)

10.11	The North American Coal Corporation Excess Retirement Plan (Effective January 1, 2008)

10.12	The North American Coal Corporation Supplemental Retirement Benefit Plan (As Amended and Restated as of January 1, 2008)

10.13	The Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan For The Period From January 1, 2003 Through December 31, 2007 (As Amended and Restated as of December 1, 2007)

Exhibit No.	Exhibit Description

10.14	The NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan For The Period From January 1, 2000 Through December 31, 2007 (As Amended and Restated as of December 1, 2007)

10.15	The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan For The Period From January 1, 2003 Through December 31, 2007 (As Amended and Restated Effective as of December 1, 2007)

10.16	The North American Coal Corporation Value Appreciation Plan For Years 2000 to 2009 (As Amended and Restated Effective as of December 1, 2007)

10.17	The North American Coal Corporation Value Appreciation Plan For Years 2006 to 2015 (As Amended and Restated Effective January 1, 2008)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.
By:	/s/ Charles A. Bittenbender
	Name:	Charles A. Bittenbender
	Title:	Vice President, General Counsel and Secretary

Date: December 19, 2007

Exhibit Index

Exhibit No.	Exhibit Description

10.1	The Retirement Benefit Plan For Alfred M. Rankin, Jr. (As Amended and Restated as of December 1, 2007)

10.2	The NACCO Industries, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007)

10.3	The Hamilton Beach Brands, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007)

10.4	The NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007)

10.5	The Kitchen Collection, Inc. Deferred Compensation Plan For Management Employees (As Amended and Restated Effective as of December 1, 2007)

10.6	The North American Coal Corporation Deferred Compensation Plan For Management Employees (As Amended and Restated as of December 1, 2007)

10.7	The NACCO Industries, Inc. Excess Retirement Plan (Effective January 1, 2008)

10.8	The Hamilton Beach Brands, Inc. Excess Retirement Plan (Effective January 1, 2008)

10.9	The NACCO Materials Handling Group, Inc. Excess Retirement Plan (Effective January 1, 2008)

10.10	The Kitchen Collection, LLC Excess Retirement Plan (Effective January 1, 2008)

10.11	The North American Coal Corporation Excess Retirement Plan (Effective January 1, 2008)

10.12	The North American Coal Corporation Supplemental Retirement Benefit Plan (As Amended and Restated as of January 1, 2008)

10.13	The Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan For The Period From January 1, 2003 Through December 31, 2007 (As Amended and Restated as of December 1, 2007)

Exhibit No.	Exhibit Description
10.14	The NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan For The Period From January 1, 2000 Through December 31, 2007 (As Amended and Restated as of December 1, 2007)

10.15	The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan For The Period From January 1, 2003 Through December 31, 2007 (As Amended and Restated Effective as of December 1, 2007)

10.16	The North American Coal Corporation Value Appreciation Plan For Years 2000 to 2009 (As Amended and Restated Effective as of December 1, 2007)

10.17	The North American Coal Corporation Value Appreciation Plan For Years 2006 to 2015 (As Amended and Restated Effective January 1, 2008)